UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2012

_______________________________

Skkynet Cloud Systems, Inc.

(Exact name of registrant as specified in its charter)

_______________________________

Nevada	7372	45-3757848
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

20 Bay Street – Suite 1100

Toronto, Ontario

Canada M5J 2N8
(Address of Principal Executive Offices) (Zip Code)

855-755-9638
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — OTHER EVENTS

Item 8.01	Other Events.

This is being filed to change the name as initially recorded by the SEC as Skyynet Cloud Systems, Inc. to Skkynet Cloud Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Skkynet Cloud Systems, Inc.
By	/s/ Sol Slotnik
Name: Sol Slotnik Title: Corporate Attorney

Date:  April 26, 2012